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                                                                     EXHIBIT 4.0

NUMBER                                                   SHARES
------                                                   ------

MC
   ---------------
                                                         CUSIP 3527OM108

                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS
Common Stock
No Par Value

                                   MCSi, INC.
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND



         This certifies that _____________ is the registered holder of ___________ fully paid and non-assessable shares of the Common Stock, no par value per share, of MCSi, Inc., Dayton, Ohio (the "Corporation"), incorporated under the laws of the State of Maryland. The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder of record hereof, in person, or by a duly authorized attorney or legal representative upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of Corporation. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.


Dated:
       ----------

                                       MCSi, INC.
---------------------------            CORPORATE           ---------------------
Ira H. Stanley                            SEAL             Michael E. Peppel
Secretary                               MARYLAND           President
                                          2000

Countersigned and registered:
REGISTRAR AND TRANSFER COMPANY
Transfer Agent and Registrar

By:
     -----------------------------
     Authorized Signature



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                              MCSi, INC.
                             Dayton, Ohio

                      COMMON STOCK, NO PAR VALUE

The shares represented by this Certificate are subject to limitations and restrictions as set forth in the Articles of Incorporation ("Articles") of the Corporation which are on file in the office of the Maryland State Department of Assessments and Taxation, and the Bylaws of the Corporation, which are on file with the Secretary of the Corporation. The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued. The Articles and the Bylaws, INTER ALIA: (i) deny preemptive rights of stockholders to acquire unissued equity or debt of the Corporation or securities convertible into any class or series of any equity or debt of the Corporation; (ii) prohibit cumulative voting in the election of directors; (iii) permit the Board of Directors to issue additional shares of the Common Stock, no par value per share, and to issue shares of preferred stock, no par value per share, without further stockholder action; (iv) permit the Board of Directors to set the designations, rights, preferences and limitations of the preferred stock without further stockholder action; and (v) require prior notice to the Board of Directors in the event of a stockholder proposal or nomination to the Board of Directors. This notice is not an amendment or supplement to the Articles and is given solely as notice of the existence thereof.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common

TEN ENT -         as tenants by the entireties

JT TEN  -         as joint tenants with right of  survivorship  and not
                  as tenants in common

UNIF GIFT MIN ACT -

         Custodian             under Uniform Gifts
--------           -----------
(Cust)               (Minor)

to Minors Act
              -------------------
                   (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________ [PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE] hereby sell, assign and transfer unto ___________________, ________________ shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint ________________, as Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.

Dated
         ------------------

-----------------------------------------
Signature


-----------------------------------------
Signature

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By
      ----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.